FINANCIAL INSTRUMENTS (Details - Schedule of financial liabilities) - Financial liabilities at amortised cost, class [member] ¥ in Thousands, $ in Thousands	Jun. 30, 2022 USD ($)	Jun. 30, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)
Derivatives not designated as hedging instruments：
Derivative financial liabilities (i)	$ 183	¥ 1,224	¥ 1,710
Financial liabilities at amortized cost:
Trade payables	2,658	17,810	21,118
Financial liabilities in other payables and accruals	1,368	9,174	5,903
Dividends payable	753	5,048	5,048
Lease liabilities	246	1,646	2,189
Due to related companies	893	5,986	5,710
Due to the Shareholder	2,097	14,050	14,050
Interest-bearing loans and borrowings	11,270	75,500	77,000
Total	19,468	130,438	132,728
Total current	8,491	56,905	57,520
Total non-current	$ 10,977	¥ 73,533	¥ 75,208